REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 9, 2000, is made and entered into by and between FiberCore, Inc., a Nevada corporation (the "Company"), and Crescent International Ltd., an entity organized and exiting under the laws of Bermuda (the "Investor").

      WHEREAS, the Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the "Securities Purchase Agreement"), pursuant to which the Company will issue, from time to time, to the Investor up to $30,000,000 worth of securities which will include shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), and convertible notes in the aggregate amount of up to $7,500,000 (the "Convertible Notes");

      WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor entering into the Securities Purchase Agreement, the Company has issued to the Investor an incentive warrant dated as of the date hereof, exercisable from time to time within five (5) years following the date of issuance (the "Incentive Warrant") for the purchase of an aggregate of up to 500,000 shares of Common Stock at a price specified in such Incentive Warrant;

      WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor entering into the Securities Purchase Agreement, the Company has issued to the Investor an early put warrant, which may become exercisable from time to time as described in the Securities Purchase Agreement (the "Early Put Warrant" and together with the Incentive Warrant, the "Warrants") for the purchase of a number of shares of Common Stock and at a price to be determined as described in such Early Put Warrant;

      WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Securities Purchase Agreement, the Company has agreed to provide the Investor with certain registration rights as described herein;

      NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, in the Warrants, in the Convertible Notes and in the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement):

                                   ARTICLE I

                               REGISTRATION RIGHTS

      Section 1.1. REGISTRATION STATEMENTS.

            a. Filing of Registration Statements. The Company shall register for resale all Put Shares and Note Conversion Shares issued or issuable to the Investor pursuant to the Securities Purchase Agreement and all Warrant Shares issued or issuable upon full exercise of the Warrants. Subject to the terms and conditions of this Agreement, the Company shall file with the SEC on or before the end of a twenty (20) calendar day period immediately following the Subscription Date, and subject to the provisions of Section 2.1(c) hereof, a registration statement (the "Initial Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Early Put Shares, the Warrant Shares and the Note Conversion Shares. The aggregate number of shares to be registered under the Initial Registration Statement shall be 12,000,000 shares. Prior to any subsequent Put, the Company shall provide the Investor with written notice of the result (the "Result") obtained from the following calculation: (W+X+Y)-Z, where W is the number of shares to be issued pursuant to such subsequent Put, X is the number of Warrant Shares which have not been previously registered, Y is the number of shares which could, at the Conversion Price (as such term is defined in the applicable Convertible Note) on the date such calculation is made, be issued pursuant to conversion of the unconverted principal balance of the Convertible Notes, and Z is the number of shares previously registered under the Initial Registration Statement but not yet issued. If the Result is a number greater than zero, the Company shall file with the SEC a registration statement covering a number of shares equal to or greater than the Result (the "Subsequent Registration Statement" and together with the Initial Registration Statement, the "Registration Statements") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Common Stock to be purchased by the Investor and any Warrant Shares which have not previously been registered.

            b. Effectiveness of the Registration Statements. The Company shall, subject to the provisions of Section 2.1(c) hereof, use its best efforts to have the Initial Registration Statement declared effective by the SEC in no event later than ninety (90) calendar days after the Subscription Date and to have the Subsequent Registration Statement declared effective by the SEC prior to any subsequent Put. The Company shall ensure that all Registration Statements remain in effect for a period ending 180 days following the earlier of termination of the Commitment Period and termination of the Investor's obligations pursuant to
Section 2.5 of the Securities Purchase Agreement; provided that such period shall be extended one day for each day after the applicable Effective Date that any Registration Statement covering Registrable Securities is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement; and provided further that the Company shall not be required to ensure that any Registration Statement covering Registrable Securities remain in effect for such 180 day period if the shares registered thereunder shall have become tradable pursuant to Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time to time, or have otherwise been sold.

            c. Failure to Obtain or Maintain Effectiveness of Registration Statements. In the event the Company fails for any reason to obtain the effectiveness of any Registration Statement within the time periods set forth in
Section 1.1(b) (a "Tardy Registration Statement") or in the event that the Company fails for any reason to maintain the effectiveness of any Registration Statement (or the underlying prospectus) covering Registrable Securities (an "Ineffective Registration Statement" together with a Tardy Registration Statement, a "Failed Registration Statement") (unless the Registrable Securities covered by such Registration Statement shall have become tradable pursuant to Rule 144 or have been otherwise sold), for a period ending 180 days following the earlier of termination of the Commitment Period and termination of the Investor's obligations pursuant to Section 2.5 of the Securities Purchase Agreement (provided that such period shall be extended one day for each day after the applicable Effective Date that the Registration Statement covering Registrable Securities is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement) (the "Applicable Period"), at any time during any period of such ineffectiveness (an "Ineffective Period"), then, in either event an amount equal to two percent (2.0%) of the aggregate Purchase Price paid by Investor for Registrable Securities that have not yet been registered in an effective Registration Statement and were required, pursuant to this Agreement, to be registered under such Failed Registration Statement, for each calendar month and for each portion of a calendar month, pro rata, during an Ineffective Period (the "Failed Registration Statement Fee"), shall become due and payable to the Investor. The Investor shall retain a sum of $250,000 (the "Escrow Amount") in a separate account in respect of the Company's obligations under this subsection (c). On the first Trading Day after the earlier to occur of (i) the expiration of the applicable Ineffective Period and (ii) the last day of each calendar month during an Ineffective Period, the Investor shall deduct from the Escrow Amount the amount of any Failed Registration Statement Fees then due and payable; provided, however, that if the amount of such Failed Registration Statement Fees exceeds the balance of the Escrow Amount, the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to the portion of such Failed Registration Statement Fees which exceeds the balance of the Escrow Amount. On the first Trading Day following the Applicable Period, the Investor shall pay to the Company in immediately available funds into an account designated by the Company an amount equal to the balance of the Escrow Amount on such date, less any Failed Registration Statement Fees then due and payable.

            d. Restricted Period. While in possession of material non-public information received from the Company, the Investor shall not dispose of any Registrable Securities until such information is disclosed to the public (a "Restricted Period"); provided that, if such Restricted Period exceeds one hundred twenty (120) days, the liquidated damages described in Section 1.1(c) hereof shall be increased to three percent (3.0%) until such Restricted Period shall have elapsed.

            e. Failure to Register Sufficient Number of Shares. If the total number of Note Conversion Shares and Early Put Warrant Shares included in the Initial Registration Statement is less than the total number of Note Conversion Shares issuable upon conversion at the Conversion Price (as such term is defined in the Convertible Notes) and Early Put Warrant Shares issuable upon exercise at the Exercise Price (as such term is defined in the Early Put Warrant) (such deficit in the number of shares is referred to herein as the "Deficit Shares"), then the Company (i) shall immediately amend such Registration Statement (or file a new Registration Statement) to cover the Deficit Shares (such amended or new Registration Statement is referred to herein as a "Deficit Shares Registration Statement") and (ii) shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to one and a half percent (1.5%) of A + B, where A is the product of (x) the number of Deficit Shares related to the Early Put Warrant Shares multiplied by (y) the Trade Price of the Common Stock on the applicable Effective Date, and B is the outstanding and unconverted amount of the Convertible Notes, for each calendar month and for each portion of a calendar month, pro rata, during the period from the Effective Date of the applicable Registration Statement to the Effective Date of the applicable Deficit Shares Registration Statement.

            f. Liquidated Damages. The Company and the Investor hereby acknowledge and agree that the sums payable under subsections 1.1(c), 1.1(d) and 1.1(e) hereof shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to estimate precisely, (ii) the amounts specified in such subsections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

      Section 2.1. FILINGS; INFORMATION. The Company will effect the registration of the Registrable Securities in accordance with the intended methods of disposition thereof as furnished to the Company by any proposed seller of such Registrable Securities. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this
Agreement:

            a. The Company shall (i) prepare and file with the SEC the Registration Statement(s) covering the shares as described in subsection 1.1(a) above; (ii) use its best efforts to cause such filed Registration Statement(s) to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise) for the period prescribed by Section 1.1(b); (iii) prepare and file with the SEC such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement effective for the time period prescribed by Section 1.1(b); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in each Registration Statement.

            b. The Company shall file all necessary amendments to each Registration Statement in order to effectuate the purpose of this Agreement, the Securities Purchase Agreement, the Convertible Notes and the Warrants.

            c. Five (5) Trading Days prior to the date the Company intends to file each Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the Investor and such counsel; provided, however, that if the Investor or counsel to the Investor shall not within three (3) Trading Days following receipt of such Registration Statement deliver written comments regarding such Registration Statement to the Company, the applicable time periods set forth in Sections 1.1(a) and 1.1(b) shall be extended by one Trading Day for each Trading Day on which the Investor or counsel to the Investor fails to deliver such written comments to the Company following such initial three (3) Trading Day period. Thereafter, the Company shall deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities

            d. The Company shall deliver, in accordance with the notice provisions of Section 4.8, to each broker as directed by the Investor such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities, and such other documents, as may be reasonably requested to facilitate the disposition of the Registrable Securities.

            e. After the filing of each Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all commercially reasonable actions required to prevent the entry of such stop order or to remove it if entered.

            f. The Company shall use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (f), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

            g. The Company shall immediately notify the Investor, but in no event later than two (2) business days by facsimile and by overnight courier, upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable
Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus.

            h. The Company shall enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

            i. The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, concerning any Registration Statement, and, except during a Blackout Period, will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with any Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or release pursuant to the preceding clause, the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and, if material non-public information, the Investor shall not while in possession of such information engage in market transactions in the securities of the Company or its affiliates unless and until such information is made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

            j. To the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, the Company shall deliver to the Investor a signed counterpart, addressed to the Investor, of (1) an opinion or opinions of counsel to the Company and (2) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of comfort letters, as the case may be, as the Investor therefor reasonably requests.

            k. The Company shall otherwise comply with all applicable rules and regulations of the SEC, including, without limitation, compliance with applicable reporting requirements under the Exchange Act.

            l. The Company shall appoint a transfer agent and registrar for all of the class that includes the Registrable Securities covered by a Registration Statement not later than the effective date of a Registration Statement.

            m. The Company may require the Investor to furnish promptly in writing to the Company such information as may be legally required in connection with any registration including, without limitation, all such information as may be requested by the SEC or the National Association of Securities Dealers. The Investor agrees to provide such information requested in connection with any registration within ten (10) Trading Days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of a Registration Statement caused by the Investor's failure to timely provide such information. Each seller of Registrable Securities shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such seller to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding such seller or its intended method of disposition of such Registrable Securities or omits to state any material fact regarding such seller or such seller's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such seller or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Section 2.2. REGISTRATION EXPENSES. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (i) all registration, filing, securities exchange listing and fees required by the National Association of Securities Dealers,
(ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities required hereby), (iii) all of the Company's word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),
(v) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to Section 2.1(j) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration,
(viii) premiums and other costs of policies of insurance purchased at the discretion of the Company against liabilities arising out of any public offering of the Registrable Securities being registered, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each holder of Registrable Securities pro rata on the basis of the number of Registrable Securities of each such holder that are included in a registration under this Agreement.

      Section 2.3. BLACKOUT PERIOD. Investor agrees by acquisition of Registrable Securities that, upon receipt of written notice from the Company of the occurrence of any event of the kind described in Section 2.1(g)(iv), for a period not to exceed 120 days (a "Blackout Period") the Investor shall forthwith discontinue the Investor's offer of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Investor shall have received copies of the supplemented or amended prospectus contemplated by Section 2.1(g)(iv) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Investor's possession, of the prospectus relating to such Registrable Securities at the time of receipt of such notice. In the event that any Investor uses a prospectus in connection with the offering and sale of any of the Registrable Securities covered by such prospectus, such Investor will use only the latest version of such prospectus provided by the Company to the Investor.

                                  ARTICLE III
                        INDEMNIFICATION AND CONTRIBUTION

      Section 3.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Investor Controlling Persons"), from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any and all reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and any Investor Controlling Person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Damages (or actions or proceedings in respect thereof) (i) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any preliminary prospectus, final prospectus, summary prospectus, documents filed under the Exchange Act and deemed to be incorporated by reference into any Registration Statement, application or other document executed by or on behalf other Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Registrable Securities under the securities or blue sky laws thereof or filed with the SEC, amendment or supplement relating to the Registrable Securities or (ii) arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and each such Investor Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, or any such Investor Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the extent that any such Damages arise out of the Investor's failure to send or give a copy of the final prospectus or supplement at or prior to the written confirmation of the sale of Registrable Securities to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus or supplement, and provided that the Investor had been obligated under applicable law to deliver such final prospectus or supplement to such person; provided, further, that the Company shall not be liable to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or any other person who participates as a seller or as an underwriter in the offering or sale of such securities, in either case, in any questionnaire or other request by the Company, or otherwise specifically stating that it is for use in the preparation thereof.

      Section 3.2. INDEMNIFICATION BY THE INVESTOR. The Investor agrees to indemnify and hold harmless the Company, its partners, affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Company Controlling Persons"), from and against any Damages, joint or several, and any action or proceeding in respect thereof to which the Company, its partners, affiliates, officers, directors, employees and duly authorized agents, and any Company Controlling Person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Damages (or other actions or proceedings in respect thereof) arise out of an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, or any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor in any questionnaire or other request by the Company, or otherwise specifically stating that it is for use in the preparation thereof; provided, however, that such written information furnished to the Company by the Investor is not materially altered by the Company.

      Section 3.3. METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party (as defined below) under Sections 3.1 or 3.2 shall be asserted and resolved as follows:

            a. In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 3.1 or Section 3.2 (an "Indemnified Party") might seek indemnity under Section 3.1 or Section 3.2, as the case may be, is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 3.1 or Section 3.2, as the case may be, against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 3.1 or Section 3.2, as the case may be, and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 3.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 3.1 or Section 3.2, as the case may be). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 3.1 or Section 3.2, as the case may be, with respect to such Third Party Claim.

                  (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 3.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

                  (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 3.1 or
Section 3.2, as the case may be, or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Damages in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 3.1 or
Section 3.2, as the case may be, and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of thirty (30) calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 3.4.

            b. In the event any Indemnified Party should have a claim under
Section 3.1 or Section 3.2, as the case may be, against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 3.1 or Section 3.2, as the case may be, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Damages in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 3.1 or Section 3.2, as the case may be, and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of thirty (30) calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 3.4.

      Section 3.4. ARBITRATION. Any dispute under this Agreement (including, without limitation, pursuant Section 3.3), the Convertible Notes or the Warrants shall be submitted to arbitration and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (the "Board of Arbitration") selected as hereinafter provided. Each of the Company, on the one hand, and the Investor and/or any other Indemnified Party, on the other hand, shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by the other members. The Board of Arbitration shall meet on consecutive business days in New York City, New York or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration). In connection with rendering its decision, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Company and the Investor and/or any other Indemnified Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the Company and the Investor and/or any other Indemnified Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The non-prevailing party to any arbitration shall bear the expense of both parties in relation thereto, including but not limited to the parties' attorneys' fees, if any, and the expenses and fees of the Board of Arbitration.

      Section 3.5. OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article 3 (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

      Section 3.6. CONTRIBUTION. If the indemnification and reimbursement obligations provided for in any section of this Article III is unavailable or insufficient to hold harmless the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor or seller on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor or seller in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor or seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 3.6, the Investor or seller shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor or seller were sold to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Investor or seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV
                                  MISCELLANEOUS

      Section 4.1. OUTSTANDING REGISTRATION RIGHTS. The Company represents and warrants to the Investor that, except as disclosed in Schedule 4.1 attached hereto, there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

      Section 4.2. TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Registrable Securities have been issued and have ceased to be Registrable Securities. Notwithstanding the foregoing, paragraphs (c) and (d) of Section 1.1, Article III, Section 4.8, and Section 4.9 shall survive the termination of this Agreement.

      Section 4.3. RULE 144. If the Company is required to file reports under the Exchange Act, the Company will file in a timely manner, information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable Securities may reasonably request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities who intends to make a sale under Rule 144, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal financial officer, as to whether it has complied with such requirements. This
Section 4.3 shall terminate at the same time as the registration rights as provided in Section 4.2.

      Section 4.4. CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

      Section 4.5. AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

      Section 4.6. SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor may assign its rights under this Agreement to any subsequent holder the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement and agree to be bound by the provisions of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Securities Purchase Agreement, the Convertible Notes, the Warrants and the exhibits and schedules to such agreements together set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      Section 4.7. SEPARABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

      Section 4.8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses and facsimile numbers for such communications shall be:

      If to the Company:

                        FiberCore, Inc.
                        253 Worcester Rd.
                        P.O. Box 180
                        Charlton, MA 01507
                        Attention: Dr. Mohd A. Aslami/Michael Beecher
                        Telephone: (508) 248-3900
                        Facsimile: (508) 248-5588

      with a copy (which shall not constitute notice) to:

                        Cadwalader Wickersham & Taft
                        100 Maiden Lane
                        New York, NY 10038
                        Attention: Malcolm Wattman, Esq.
                        Telephone: (212) 504-6222
                        Facsimile: (212) 504-6666


      if to the Investor:

                        Crescent International Ltd.
                        c/o GreenLight (Switzerland) SA
                        84, av Louis-Casai
                        1216 Geneva, Cointrin
                        Switzerland
                        Attention:  Mel Craw/Maxi Brezzi
                        Telephone:  +41 22 791 72 56
                        Facsimile:  +41 22 929 53 94

      with a copy (which shall not constitute notice) to:

                        Clifford Chance Rogers & Wells LLP
                        200 Park Avenue
                        New York, NY  10166
                        Attention: Sara P. Hanks, Esq./Earl S. Zimmerman, Esq.
                        Telephone: (212)  878-8000
                        Facsimile: (212)  878-8375

      Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

      Section 4.9. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York.

      Section 4.10. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

      Section 4.11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

      Section 4.12. FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

      Section 4.13. ABSENCE OF PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

      Section 4.14. REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision may be inadequate compensation for any loss.

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                              Crescent International Ltd.


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:

                              FiberCore, Inc.

                              By:
                                  --------------------------------------------
                                  Name:
                                  Title: